Loans	12 Months Ended
Dec. 31, 2014
Receivables [Abstract]
Loans

NOTE 3 – LOANS

Loans consist of the following at December 31:

(Dollars in thousands)	2014	2013

Commercial	$123,813	$117,478
Commercial real estate	139,695	129,828
Residential real estate	121,684	111,445
Construction & land development	17,446	13,444
Consumer	7,913	6,687

Total loans before deferred costs	410,551	378,882
Deferred loan costs	352	243

Total loans	$410,903	$379,125

Loan Origination/Risk Management

The Company has certain lending policies and procedures in place that are designed to maximize loan income within an acceptable level of risk. Management reviews and approves these policies and procedures on a regular basis. A reporting system supplements the review process by providing management with frequent reports related to loan production, loan quality, concentrations of credit, loan delinquencies and nonperforming and potential problem loans. Diversification in the loan portfolio is a means of managing risk associated with fluctuations in economic conditions.

Commercial loans are underwritten after evaluating and understanding the borrower’s ability to operate profitably and prudently expand its business. Underwriting standards are designed to promote relationship banking rather than transactional banking. The Company’s management examines current and occasionally projected cash flows to determine the ability of the borrower to repay their obligations as agreed. Commercial loans are primarily made based on the identified cash flows of the borrower and secondarily on the underlying collateral provided by the borrower. However, the cash flows of borrowers may not be as expected and the collateral securing these loans may fluctuate in value. Most commercial loans are secured by the assets being financed or other business assets such as accounts receivable or inventory and may incorporate a personal guarantee; however, some short-term loans may be made on an unsecured basis. In the case of loans secured by accounts receivable, the availability of funds for the repayment of these loans may be substantially dependent on the ability of the borrower to collect amounts due from its customers.

Commercial real estate loans are subject to underwriting standards and processes similar to commercial loans, in addition to those of real estate loans. These loans are viewed primarily as cash flow loans and secondarily as loans secured by real estate. Commercial real estate lending typically involves higher loan principal amounts and the repayment of these loans is largely dependent on the successful operation of the property securing the loan or the business conducted on the property securing the loan. Commercial real estate loans may be adversely affected by conditions in the real estate markets or in the general economy. The properties securing the Company’s commercial real estate portfolio are diverse in terms of type. This diversity helps reduce the Company’s exposure to adverse economic events that affect any single industry. Management monitors and evaluates commercial real estate loans based on collateral, geography and risk grade criteria. In addition, management tracks the level of owner-occupied commercial real estate loans versus non-owner occupied loans. At December 31, 2014 and 2013, approximately 77% of the outstanding principal balance of the Company’s commercial real estate loans were secured by owner-occupied properties.

With respect to loans to developers and builders that are secured by non-owner occupied properties, the Company generally requires the borrower to have had an existing relationship with the Company and have a proven record of success. Construction and land development loans are underwritten utilizing independent appraisal reviews, sensitivity analysis of absorption and lease rates and financial analysis of the developers and property owners. Construction and land development loans are generally based upon estimates of costs and value associated with the completed project. These estimates may be inaccurate. Construction and land development loans often involve the disbursement of substantial funds with repayment substantially dependent on the success of the ultimate project. Sources of repayment for these types of loans may be pre-committed permanent loans from approved long-term lenders, sales of developed property or an interim loan commitment from the Company until permanent financing is obtained. These loans are closely monitored by on-site inspections and are considered to have higher risk than other real estate loans due to their ultimate repayment being sensitive to interest rate changes, governmental regulation of real property, general economic conditions and the availability of long-term financing.

The Company originates consumer loans utilizing a judgmental underwriting process. To monitor and manage consumer loan risk, policies and procedures are developed and modified, as needed, jointly by line and staff personnel. This activity, coupled with relatively small loan amounts that are spread across many individual borrowers, minimizes risk.

The Company maintains an independent loan review department that reviews and validates the credit risk program on a periodic basis. Results of these reviews are presented to management. The loan review process complements and reinforces the risk identification and assessment decisions made by lenders and credit personnel, as well as the Company’s policies and procedures.

Concentrations of Credit

Nearly all of the Company’s lending activity occurs within the State of Ohio, including the four counties of Holmes, Stark, Tuscarawas and Wayne, as well as other markets. The majority of the Company’s loan portfolio consists of commercial and industrial and commercial real estate loans. As of December 31, 2014 and 2013, there were no concentrations of loans to any single industry.

Allowance for Loan Losses

The following table details activity in the allowance for loan losses by portfolio segment for the years ended December 31, 2014, 2013 and 2012. Allocation of a portion of the allowance to one category of loans does not preclude its availability to absorb losses in other categories. During 2014, the increase in the provision for possible loan losses related to commercial loans was primarily due to the increase in the historical loss rate of loans in this category. The increase in the provision related to commercial real estate loans was affected by an increase in loan balances, offset by a decrease in impaired loans. The decrease in the provision related to residential real estate loans was affected by the decrease in the specific allocation amounts related to impaired residential real estate loans, as well as a decrease in the historical loss rates of the loans in this category. The decrease in the provision related to construction and consumer loans was due to the decrease in the historical loss rates in both of these categories.

				Construction
		Commercial	Residential	& Land
(Dollars in thousands)	Commercial	Real Estate	Real Estate	Development	Consumer	Unallocated	Total

December 31, 2014
Beginning balance	$1,219	$1,872	$1,205	$178	$91	$520	$5,085
Provision for loan losses	1,047	23	(164)	(36)	(34)	(193)	643
Charge-offs	(1,005)	(379)	(27)	–	(11)		(1,422)
Recoveries	28	8	25	–	14		75

Net charge-offs	(977)	(371)	(2)	–	3		(1,347)

Ending balance	$1,289	$1,524	$1,039	$142	$60	$327	$4,381

December 31, 2013
Beginning balance	$933	$1,902	$1,096	$253	$76	$320	$4,580
Provision for loan losses	451	78	173	(75)	13	200	840
Charge-offs	(190)	(108)	(82)	–	(48)		(428)
Recoveries	25	–	18	–	50		93

Net charge-offs	(165)	(108)	(64)	–	2		(335)

Ending balance	$1,219	$1,872	$1,205	$178	$91	$520	$5,085

December 31, 2012
Beginning balance	$1,024	$1,673	$894	$180	$78	$233	$4,082
Provision for loan losses	(78)	512	206	73	23	87	823
Charge-offs	(29)	(283)	(106)	–	(89)		(507)
Recoveries	16	–	102	–	64		182

Net charge-offs	(13)	(283)	(4)	–	(25)		(325)

Ending balance	$933	$1,902	$1,096	$253	$76	$320	$4,580

The following table presents the balance in the allowance for loan losses and the ending loan balances by portfolio segment and impairment method as of December 31:

				Construction
		Commercial	Residential	& Land
(Dollars in thousands)	Commercial	Real Estate	Real Estate	Development	Consumer	Unallocated	Total

2014
Allowance for loan losses:
Ending allowance balances attributable to loans:
Individually evaluated for impairment	$–	$109	$75	$–	$–	$–	$184
Collectively evaluated for impairment	1,289	1,415	964	142	60	327	4,197

Total ending allowance balance	$1,289	$1,524	$1,039	$142	$60	$327	$4,381

Loans:
Loans individually evaluated for impairment	$5,922	$1,679	$1,612	$–	$–		$9,213
Loans collectively evaluated for impairment	117,891	138,016	120,072	17,446	7,913		401,338

Total ending loans balance	$123,813	$139,695	$121,684	$17,446	$7,913		$410,551

2013
Allowance for loan losses:
Ending allowance balances attributable to loans:
Individually evaluated for impairment	$241	$331	$212	$–	$–	$–	$784
Collectively evaluated for impairment	978	1,541	993	178	91	520	4,301

Total ending allowance balance	$1,219	$1,872	$1,205	$178	$91	$520	$5,085

Loans:
Loans individually evaluated for impairment	$5,576	$3,220	$1,844	$–	$–		$10,640
Loans collectively evaluated for impairment	111,902	126,608	109,601	13,444	6,687		368,242

Total ending loans balance	$117,478	$129,828	$111,445	$13,444	$6,687		$378,882

The following table presents loans individually evaluated for impairment by class of loans as of December 31:

		Recorded
	Unpaid	Investment	Recorded	Total		Average	Interest
	Principal	With No	Investment	Recorded	Related	Recorded	Income
(Dollars in thousands)	Balance	Allowance	With Allowance	Investment	Allowance	Investment	Recognized

2014
Commercial	$7,011	$5,889	$37	$5,926	$–	$6,739	$208
Commercial real estate	1,836	950	728	1,678	109	2,723	90
Residential real estate	1,721	885	730	1,615	75	1,796	61
Construction & land development	–	–	–	–	–	–	–

Total impaired loans	$10,568	$7,724	$1,495	$9,219	$184	$11,258	$359

2013
Commercial	$5,595	$7	$5,580	$5,587	$241	$4,185	$182
Commercial real estate	3,540	563	2,658	3,221	331	3,650	163
Residential real estate	2,001	337	1,510	1,847	212	1,315	41
Construction & land development	–	–	–	–	–	21	2

Total impaired loans	$11,136	$907	$9,748	$10,655	$784	$9,171	$388

2012
Commercial	$4,315	$–	$4,329	$4,329	$85	$4,123	$167
Commercial real estate	4,906	1,723	2,849	4,572	522	4,396	152
Residential real estate	1,223	86	1,057	1,143	172	770	18
Construction & land development	173	166	–	166	–	167	–

Total impaired loans	$10,617	$1,975	$8,235	$10,210	$779	$9,456	$337

The following table presents the aging of past due and nonaccrual loans by class of loans as of December 31:

						Total Past
		30-59 Days	60-89 Days	90 Days +		Due and	Total
(Dollars in thousands)	Current	Past Due	Past Due	Past Due	Nonaccrual	Nonaccrual	Loans

2014
Commercial	$122,283	$362	$96	$1	$1,071	$1,530	$123,813
Commercial real estate	137,683	174	104	–	1,734	2,012	139,695
Residential real estate	120,025	424	92	280	863	1,659	121,684
Construction & land development	17,431	–	15	–	–	15	17,446
Consumer	7,798	73	42	–	–	115	7,913

Total loans	$405,220	$1,033	$349	$281	$3,668	$5,331	$410,551

2013
Commercial	$117,342	$15	$37	$–	$84	$136	$117,478
Commercial real estate	128,462	111	107	40	1,108	1,366	129,828
Residential real estate	109,274	616	467	46	1,042	2,171	111,445
Construction & land development	12,494	–	–	950	–	950	13,444
Consumer	6,524	123	40	–	–	163	6,687

Total loans	$374,096	$865	$651	$1,036	$2,234	$4,786	$378,882

Troubled Debt Restructurings

The Company had troubled debt restructurings (“TDRs”) of $6.8 million as of December 31, 2014, with $88 thousand of specific reserves allocated to customers whose loan terms have been modified in TDRs. As of December 31, 2013, the Company had TDRs of $8.6 million, with $583 thousand of specific reserves allocated. At December 31, 2014, $6.3 million of the loans classified as TDRs were performing in accordance with their modified terms. Of the remaining $518 thousand, all were in nonaccrual of interest status.

None of the loans that were restructured in 2012 or 2013 have defaulted in 2013 or 2014. All of the loan modifications include extensions of the loan maturity dates.

Loan modifications that are considered TDRs completed during the year ended December 31:

	Number Of	Pre-Modification	Post-Modification
(Dollars in thousands)	Loans Restructured	Recorded Investment	Recorded Investment

2014
Residential real estate	1	$84	$84

Total restructured loans	1	$84	$84

2013
Commercial real estate	3	$83	$83
Residential real estate	3	264	264

Total restructured loans	6	$347	$347

Credit Quality Indicators

The Company categorizes loans into risk categories based on relevant information about the ability of borrowers to service their debt such as: current financial information, historical payment experience, credit documentation, public information and current economic trends, among other factors. The Company analyzes commercial loans individually by classifying the loans as to credit risk. This analysis includes commercial loans with an outstanding balance greater than $275 thousand. This analysis is performed on an annual basis. The Company uses the following definitions for risk ratings:

Pass. Loans classified as pass (Acceptable, Low Acceptable or Pass Watch) may exhibit a wide array of characteristics but at a minimum represent an acceptable risk to the Bank. Borrowers in this rating may have leveraged but acceptable balance sheet positions, satisfactory asset quality, stable to favorable sales and earnings trends, acceptable liquidity and adequate cash flow. Loans are considered fully collectible and require an average amount of administration. While generally adhering to credit policy, these loans may exhibit occasional exceptions that do not result in undue risk to the Bank. Borrowers are generally capable of absorbing setbacks, financial and otherwise, without the threat of failure.

Special Mention. Loans classified as special mention have a material weakness that deserves management’s close attention. If left uncorrected, these weaknesses may result in deterioration of the repayment prospects for the loan or of the Bank’s credit position at some future date.

Substandard. Loans classified as substandard are inadequately protected by the current net worth and paying capacity of the obligor or of the collateral pledged, if any. Loans so classified have a well-defined weakness or weaknesses that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the Bank will sustain some loss if the deficiencies are not corrected.

Doubtful. Loans classified as doubtful have all the weaknesses inherent in those classified as substandard, with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions and values, highly questionable and improbable.

Loans not meeting the criteria above that are analyzed individually as part of the above described process are considered to be pass rated loans. Loans listed as not rated are either less than $275 thousand or are included in groups of homogeneous loans. Based on the most recent analysis performed, the risk category of loans by class is as follows at December 31:

		Special			Not
(Dollars in thousands)	Pass	Mention	Substandard	Doubtful	Rated	Total

2014
Commercial	$112,467	$3,809	$6,690	$–	$847	$123,813
Commercial real estate	129,792	4,898	3,634	–	1,371	139,695
Residential real estate	209	–	39	–	121,436	121,684
Construction & land development	13,889	1,579	–	–	1,978	17,446
Consumer	–	–	–	–	7,913	7,913

Total	$256,357	$10,286	$10,363	$–	$133,545	$410,551

2013
Commercial	$101,195	$10,352	$5,066	$–	$865	$117,478
Commercial real estate	115,265	9,076	4,041	–	1,446	129,828
Residential real estate	237	–	47	–	111,161	111,445
Construction & land development	9,470	587	1,884	–	1,503	13,444
Consumer	–	–	–	–	6,687	6,687

Total	$226,167	$20,015	$11,038	$–	$121,662	$378,882

Nonperforming loans include loans past due 90 days and greater and loans on nonaccrual of interest status. The following table presents loans that are not rated, by class of loans as of December 31:

(Dollars in thousands)	Performing	Nonperforming	Total

2014
Commercial	$847	$–	$847
Commercial real estate	1,371	–	1,371
Residential real estate	120,332	1,104	121,436
Construction & land development	1,978	–	1,978
Consumer	7,913	–	7,913

Total	$132,441	$1,104	$133,545

2013
Commercial	$865	$–	$865
Commercial real estate	1,446	–	1,446
Residential real estate	110,119	1,042	111,161
Construction & land development	1,503	–	1,503
Consumer	6,687	–	6,687

Total	$120,620	$1,042	$121,662

Mortgage Servicing Rights

For the years ended December 31, 2014 and 2013, the Company had outstanding mortgage servicing rights (“MSRs”) of $222 thousand and $225 thousand, respectively. No valuation allowance was recorded at December 31, 2014 or 2013 as the fair value of the MSRs exceeded their carrying value. On December 31, 2014, the Company had $55.5 million residential mortgage loans with servicing retained as compared to $56.9 million with servicing retained at December 31, 2013.

Total loans serviced for others approximated $70.6 million and $70.2 million at December 31, 2014 and 2013, respectively.